FOUNTAINHEAD SPECIAL VALUE FUND

[LOGO]
KING

Prospectus

MARCH 1, 2006

The Fund seeks long-term capital growth.

The Fund does not incur Rule 12b-1 (distribution) fees.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                    RISK RETURN SUMMARY................  2

                     Investment Objective..............  2

                     Principal Investment Strategy.....  2

                     Principal Investment Risks........  3

                     Who May Want to Invest in the Fund  4

                    PERFORMANCE INFORMATION............  5

                    FEE TABLES.........................  7

                    MANAGEMENT.........................  8

                     The Adviser.......................  8

                     Portfolio Managers................  8

                     Other Service Providers...........  9

                     Fund Expenses.....................  9

                    YOUR ACCOUNT....................... 10

                     How to Contact the Fund........... 10

                     General Information............... 10

                     Buying Shares..................... 11

                     Selling Shares.................... 14

                     Retirement Accounts............... 16

                    OTHER INFORMATION.................. 17

                     Distributions..................... 17

                     Taxes............................. 17

                     Organization...................... 17

                    FINANCIAL HIGHLIGHTS............... 18

                              RISK RETURN SUMMARY

CONCEPTS TO UNDERSTAND

COMMON STOCK means an equity or ownership interest in a company.

MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

PRICE/BOOK RATIO means the price per share of a stock divided by the company's book value per share.

PRICE/CASH FLOW RATIO means the price per share of a stock divided by cash flow per share.

PRICE/EARNINGS RATIO means the price per share of a stock divided by the company's earnings per share.

PRICE/SALES RATIO means the price per share of a stock divided by the company's annual sales per share.
INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in the common stocks of small and medium size companies. Small and medium size companies are those companies with market capitalizations between $250 million and $8.5 billion at the time of their purchase.

THE ADVISER'S PROCESS -- PURCHASING PORTFOLIO SECURITIES. King Investment Advisors, Inc. (the "Adviser"), the Fund's Adviser, selects stocks that it believes are selling at attractive prices relative to their intrinsic value, based on the Adviser's "Business Valuation Approach." This highly disciplined approach seeks to identify attractive investment opportunities, uncovering securities often overlooked by other investors. The Adviser believes value can be found in different types of securities at different points in the economic cycle. Unlike a traditional value manager who buys solely low price/earnings, low price/book, low price/sales or low price/cash flow stocks, the Adviser may purchase some stocks that have traditionally been classified as growth stocks.


The "special value" buy criteria of the Business Valuation Approach consists of three elements. The Fund may buy a stock if it is trading at a discount to:

 . Its private-market value (based on projected levels of cash flow, balance sheet characteristics, future earnings, and payments made for similar companies in past mergers and acquisitions);
 . Its five-year projected earnings growth rate (unlike many typical value managers who buy only low price/earnings or low price/book stocks); or
 . Its seven-year historical valuation (based on its price/earnings, price/book, price/cash flow, or price/sales ratios).

The Adviser may purchase stocks of companies that are growing their earnings, but is sensitive to the price it will pay for that growth.

While it is anticipated that the Fund will diversify its investments across a range of industries and sectors, certain industries are likely to be overweighted compared to others because the Adviser seeks the best investment values regardless of industry. The industries in which the Fund may be overweighted will vary at different points in the economic cycle.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information ("SAI").

TEMPORARY DEFENSIVE POSITION. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position by investing all or a portion of its assets in money market instruments, such as commercial paper, money market mutual funds, or repurchase agreements. If the Fund invests in shares of another mutual fund, shareholders of the

Fund will bear the advisory and other fees of both the Fund and the mutual fund in which it invests. During such times, the Fund may not be pursuing its investment objective.

The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment policies.

THE ADVISER'S PROCESS -- SELLING PORTFOLIO SECURITIES. The Fund may sell a stock if the Adviser believes:

 .  More attractive alternatives are available;
 . The company's underlying fundamentals have deteriorated; or . The stock has met the price target set by the Adviser.

PRINCIPAL INVESTMENT RISKS

GENERAL RISKS. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In general, stock values are affected by activities specific to a company, as well as general market, economic and political conditions. A Fund's net asset value ("NAV") and investment return will fluctuate based on changes in value of its portfolio securities. The market value of a Fund's securities is based upon the market's perception of value and is not necessarily an objective measure of the securities value. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

 .  The stock market goes down;
 . The stock market does not recognize the value of the stocks in the Fund's portfolio; and
 . The Adviser's value-oriented approach may fail to produce the intended results.

 . The Adviser's judgment as to the growth potential or value of a stock proves to be wrong.

SMALL AND MEDIUM COMPANY RISK. Because investing in small and medium companies has more risk than investing in larger, more established companies, an investment in the Fund has the following additional risks:

 . The earnings and prospects of smaller companies are more volatile than those of larger companies;
 .  Smaller companies may experience higher failure rates than larger companies;

 . Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available.
 . The trading volume of securities of smaller companies is normally lower and such securities may be less liquid than those of larger companies, which may disproportionately affect their stock price and may cause their stock prices to fall more in response to selling pressure than is the case with larger companies; and
 . Smaller companies may have limited markets, product lines, or financial resources and may lack management experience, making these companies more susceptible to economic and market setbacks.

For these and other reasons, the security prices of smaller capitalization companies may fluctuate more significantly than the security prices of large capitalization companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

SECTOR RISK. If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the telecommunications sector, it will be affected by developments affecting that sector. The telecommunications sector is subject to changing government regulations that may limit profits and restrict services offered. Telecommunications companies also may be significantly affected by intense competition, and their products may be subject to rapid obsolescence.

PORTFOLIO TURNOVER RISK. The Fund may, at times, have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover results in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance. The Fund's portfolio turnover rate for each fiscal year has approached or exceeded 100%.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

 .  Are pursuing a long-term goal with a value investment strategy;
 .  Are willing to accept price fluctuations in your investment;
 .  Are willing to tolerate the risks associated with common stock investments;
    and
 . Are willing to accept the greater market price fluctuations of smaller companies.

The Fund may NOT be appropriate for you if you:

 . Want an investment that pursues market trends or focuses only on particular sectors or industries;
 . Need regular income or stability of principal; or . Are pursuing a short-term goal or investing emergency reserves.

                            PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.

Prior to September 17, 2001, the Fund was a series of AmeriPrime Funds (another mutual fund). The AmeriPrime series maintained substantially similar investment objectives and investment policies to that of the Fund. The AmeriPrime series was managed by the Adviser. The Fund's performance for periods before September 17, 2001, is that of the AmeriPrime series and reflects the expenses of the AmeriPrime series. The estimated net expenses of the AmeriPrime series were equal or less than the net expenses of the Fund.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the Fund's annual total return for each full calendar year that the Fund has operated.

                                    [CHART]

 1997     1998     1999       2000     2001      2002    2003    2004     2005
 ----     ----     ----       ----     ----      ----    ----    ----     ----
36.65%   -3.55%   133.34%   -15.71%   -7.99%   -44.08%  60.40%  15.72%   11.78%




During the period shown, the highest return for a quarter was 52.13% (4th quarter, 1999) and the lowest return was -24.66% (3rd quarter, 1998).

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2005, to the Russell 2500(R) Index and Russell Midcap(R) Index.


                                                          SINCE INCEPTION
                                           1 YEAR 5 YEARS   (12/31/96)
       Return Before Taxes                 11.78%  1.32%      11.97%
       Return After Taxes on Distributions 11.78%  1.32%      11.26%
       Return After Taxes on Distributions
         and Sale of Fund Shares            7.66%  1.12%      10.39%
       ------------------------------------------------------------------
       RUSSELL 2500 INDEX                   8.11%  9.14%      10.73%
       RUSSELL MIDCAP INDEX                12.65%  8.45%      11.79%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

In the past, the Fund has compared its performance to the Russell Midcap Index, but going forward, the Fund will compare its performance to the Russell 2500 Index. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's holdings as it captures the performance of small- and mid-cap stocks.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The Russell 2500 Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures for the Fund, the performance of the Russell Midcap Index does not reflect the effect of expenses.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index. These 800 companies represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures for the Fund, the performance of the Russell Midcap Index does not reflect the effect of expenses.

                                  FEE TABLES

The following tables describe the various fees and expenses that you will pay if you invest in the Fund.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
 Maximum Sales Charge (Load) Imposed on Purchases                            None
 Maximum Deferred Sales Charge (Load)                                        None
 Redemption Fee (as a percentage of amount redeemed, if applicable)/(1)/    1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/(2)/
 Management Fees                                                            0.90%
 Distribution (12b-1) Fees                                                   None
 Other Expenses                                                             1.29%
 TOTAL ANNUAL FUND OPERATING EXPENSES                                       2.19%
 Fee Waiver and Expense Reimbursement/(3)/                                  0.69%
 NET EXPENSES                                                               1.50%

/(1)/If you redeem your shares within 180 days of purchase, you will be charged a 1.00% redemption fee.
/(2)/Based on amounts for the Fund's fiscal year ending October 31, 2005.

/(3)/The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2007, to limit Total Annual Fund Operating Expenses to 1.50% of the Fund's average daily net assets (excluding taxes, interest, portfolio transactions expenses, and extraordinary expenses). The contractual waivers may be changed or eliminated only with the consent of the Board of Trustees.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses and Net Expenses remain as stated in the table above and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         $153   $619   $1,112   $2,470

                                  MANAGEMENT

The Fund is a series of the Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the SAI.

THE ADVISER

The Adviser is King Investment Advisors, Inc., 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898. The Adviser is currently a privately owned corporation controlled by Roger E. King. The Adviser has provided investment advisory and management services to clients since 1981. The Adviser provides value-oriented equity and balanced management for both taxable and tax-exempt clients, and manages approximately $724 million in assets as of October 31, 2005.


The Fund pays the Adviser a management fee at an annual rate of 0.90% of the Fund's average daily net assets. Under the terms of the Management Agreement, the Adviser provides investment advisory services to the Fund and although the Adviser is not required to pay any Fund expenses pursuant to that Agreement, it has contractually agreed to reimburse certain Fund expenses. For the fiscal year ended October 31, 2005, the Adviser waived a portion of its advisory fee and retained an advisory fee of 0.24% of the Fund's average daily net assets.


A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund will be included in the Fund's Semi Annual Report for the period ending April 30, 2006.

PORTFOLIO MANAGERS

ROGER E. KING is the co-founder of the Adviser and serves as its Chairman, President, and Chief Investment Officer. Mr. King has been primarily responsible for the day-to-day management of the Fund since its inception and has been a co-manager since March 15, 2005. Mr. King has thirty-six years of experience in investment management, and is a CFA charterholder and a Chartered Investment Counselor. He received a B.A. in Business Administration from Lipscomb University and an M.A. in Political Science from Middle Tennessee State University; Mr. King was a National Science Fellow at Cornell University. Beginning his investment career with the American General companies, Mr. King served as Senior Vice President and Chief Investment Officer with Sun Life Group/Sun Insurance Services in Atlanta, and served in a similar capacity with GULFCO Capital Management (Gulf Life Holding Company). He served two years as President of the Jacksonville, Florida Financial Analysts' Society, and is currently a member of the Houston Society of Financial Analysts.


LEAH R. FRIDAY is a Senior Vice President, portfolio manager, and securities analyst for the Adviser. Ms. Friday has been a co-manager of the Fund since March 15, 2005. She has been with the firm since 1995 and has thirteen years of experience in the investment business. Ms. Friday, a CFA charterholder and a Chartered Investment Counselor, is a graduate of Texas A&M University with a B.S. in Economics. Before joining the Adviser, she was a research analyst for Capital Research & Management in Los Angeles. Ms. Friday is a board member of the Houston Society of Financial Analysts for which she serves as President.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by Portfolio Manager and the Portfolio Managers' ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC, ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.


Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Distributor in connection with the offering of the Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies.

FUND EXPENSES

The Fund pays for its own expenses and of its own assets. The Fund's expenses consist of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of the Fund. Any waiver or expense reimbursement increases the Fund's performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date. The Adviser has also contractually undertaken to waive a portion of its fees and reimburse expenses of the Fund in order to limit the Fund's total operating expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expense) to 1.50% of the Fund's average daily net assets through February 28, 2007.

                                 YOUR ACCOUNT
HOW TO CONTACT THE FUND
WRITE TO US AT:
  Fountainhead Special Value Fund
  P.O. Box 446
  Portland, Maine 04112
OVERNIGHT ADDRESS:
  Fountainhead Special Value Fund
  Two Portland Square
  Portland, Maine 04101
TELEPHONE US AT:
  (800) 868-9535 (toll free)
E-MAIL US AT:
  fountainheadfunds@citi-group.com
WIRE INVESTMENTS TO:
  Citibank, N.A.
  New York, New York

  ABA #021000089
FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account # 30576692
  Fountainhead Special Value Fund
  (Your Name)
  (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) the Fund's shares on each weekday that the New York Stock Exchange is open. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) Fund shares at the net asset value of a share ("NAV") minus any applicable redemption fee next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 11 through 17). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED. The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process orders and calculate an NAV when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which the NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting the Fund's liabilities and then dividing the result (net assets) by the number of shares outstanding of the Fund. The Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, then the Fund values securities at fair value pursuant to procedures adopted by the Board. Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event--thus alleviating arbitraging opportunities. Typically, market quotations are not available for securities that are not publicly traded. Market quotations may not be readily available or may be unreliable if, among other things: (1) the exchange on which a Fund's security is principally traded closes early;
(2) trading in a particular portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV; or
(3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the

Fund calculates its NAV. The Fund's investment in securities of small and medium sized capitalization companies are more likely to require a fair value determination because they are more thinly traded and less liquid than the securities at larger capitalization companies. Fair value pricing is based on subjective factors. As a result, the fair value price of a security may differ from the market price and may not be the price at which the security may be sold.

TRANSACTIONS THROUGH THIRD PARTIES. If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Adviser may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative/shareholder servicing functions for Fund shareholders. Such payments will create an incentive for the financial institutions to recommend that you purchase Fund shares.

Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through those companies. The Adviser or the Fund (if approved by the Trustees) may pay fees to these companies for their services. These companies also may be appointed as agents for or authorized by the Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.


ANTI-MONEY LAUNDERING PROGRAM. Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

BUYING SHARES

HOW TO MAKE PAYMENTS. All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Fund's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash, or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

   CHECKS. For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Fountainhead Special Value Fund" or to one or more owners of the account and endorsed to

   "Fountainhead Special Value Fund." For all other accounts, the check must be made payable on its face to "Fountainhead Special Value Fund." A $20 charge may be imposed on any returned checks.

   ACH. Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds, and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES. Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS. The Fund accepts investments in the following minimum amounts:

                                        MINIMUM INITIAL MINIMUM ADDITIONAL
                                          INVESTMENT        INVESTMENT
      Standard Accounts                     $5,000            $1,000
      Traditional and Roth IRA Accounts     $3,000            $1,000

ACCOUNT REQUIREMENTS

                  TYPE OF ACCOUNT             REQUIREMENT
              INDIVIDUAL, SOLE          .  Instructions must be
              PROPRIETORSHIP, AND          signed by all persons
              JOINT ACCOUNTS               required to sign
              Individual and sole          exactly as their
              proprietorship accounts      names appear on the
              are owned by one person.     account
              Joint accounts have two
              or more owners (tenants)
              GIFTS OR TRANSFERS TO A   .  Depending on state
              MINOR (UGMA, UTMA)           laws, you can set up
              These custodial accounts     a custodial account
              provide a way to give        under the UGMA or the
              money to a child and         UTMA
              obtain tax benefits       .  The custodian must
                                           sign instructions in
                                           a manner indicating
                                           custodial capacity
              CORPORATIONS/OTHER        .  Submit a certified
                                           copy of its articles
                                           of incorporation (a
                                           government-issued
                                           business license or
                                           other document that
                                           reflects the
                                           existence of the
                                           entity) and corporate
                                           resolution or
                                           secretary's
                                           certificate
              TRUSTS                    .  The trust must be
                                           established before an
                                           account can be opened

                                        .  Provide the first and
                                           signature pages from
                                           the trust document
                                           identifying the
                                           trustees

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established at our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established at our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the NAV next calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fee assessed.


The Fund may reject your application under its Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.


LIMITATIONS ON FREQUENT PURCHASES. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as trades seeking short term profits from market momentum and other timing strategies, may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund Shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.


Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

The Fund's investment in securities of small and medium size companies may make the Fund's shares more susceptible to frequent trading as shareholders may try to capitalize on the volatility of the securities and the effect of the volatility on the value of the Fund's shares.

The Fund may refuse to sell shares to persons determined by the Fund to be market timers, even if the above limitations have not been reached.

In addition, the sale of the Fund's shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed for any sale of shares made within 180 days from the date of purchase. See "Selling Shares - Redemption Fee" for additional information.

INVESTMENT PROCEDURES

                                           HOW TO ADD TO YOUR
               HOW TO OPEN AN ACCOUNT           ACCOUNT
              BY CHECK                  BY CHECK
              .  Call or write us for   .  Fill out an
                 an account application    investment slip from
              .  Complete the              a confirmation or
                 application (and          write us a letter
                 other required         .  Write your account
                 documents, if             number on your check
                 applicable)            .  Mail us the slip (or
              .  Mail us your              your letter) and the
                 application (and          check
                 other required
                 documents, if
                 applicable) and a
                 check
              BY WIRE                   BY WIRE
              .  Call or write us for   .  Call to notify us of
                 an account application    your incoming wire
              .  Complete the           .  Instruct your
                 application (and          financial institution
                 other required            to wire your money to
                 documents, if             us
                 applicable)
              .  Call us to fax the
                 completed application
                 (and other required
                 documents, if
                 applicable) and we
                 will assign you an
                 account number
              .  Mail us your original
                 application (and
                 other required
                 documents, if
                 applicable)
              .  Instruct your
                 financial institution
                 to wire your money to
                 us
              BY ACH PAYMENT
              .  Call or write us for
                 an account application
              .  Complete the
                 application (and
                 other required
                 documents, if
                 applicable)
              .  Call us to fax the
                 completed application
                 (and other required
                 documents, if
                 applicable) and we
                 will assign you an
                 account number
              .  Mail us your original
                 application (and
                 other required
                 documents, if
                 applicable)
              .  We will
                 electronically debit
                 your purchase
                 proceeds from your
                 selected financial
                 institution account

CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Your shares will be redeemed at the NAV next calculated after receipt of your redemption order, subject to the deduction of redemption fees. The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay processing redemption requests until such payment is received, which may be up to 15 calendar days.

                           HOW TO SELL SHARES FROM
                                 YOUR ACCOUNT
                           BY MAIL
                           .  Prepare a written
                              request including:
                           .  Your name(s) and
                              signature(s)
                           .  Your account number
                           .  The Fund name
                           .  The dollar amount or
                              number of shares you
                              want to sell
                           .  How and where to send
                              the redemption
                              proceeds

                           .  Obtain a signature
                              guarantee (if
                              required)(See
                              "Signature Guarantee
                              Requirements" on page
                              below)
                           .  Obtain other
                              documentation (if
                              required) (See "Wire
                              Redemption
                              Privileges" on page
                              below)

                           .  Mail us your request
                              and documentation
                           BY WIRE
                           .  Wire redemptions are
                              only available if
                              your redemption is
                              for $5,000 or more
                              and you did not
                              decline wire
                              redemption privileges
                              on your account
                              application
                           .  Call us with your
                              request (unless you
                              declined telephone
                              redemption privileges
                              on your account
                              application) (See "By
                              Telephone") OR
                           .  Mail us your request
                              (See "By Mail")
                           BY TELEPHONE
                           .  Call us with your
                              request (unless you
                              declined telephone
                              redemption privileges
                              on your account
                              application)
                           .  Provide the following
                              information:
                           .  Your account number
                           .  Exact name(s) in
                              which the account is
                              registered
                           .  Additional form of
                              identification
                           .  Redemption proceeds
                              will be:
                           .  Mailed to you OR
                           .  Wired to you (unless
                              you declined wire
                              redemption privileges
                              on your account
                              application) (See "By
                              Wire")

WIRE REDEMPTION PRIVILEGES. You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

 .  Written requests to redeem $100,000 or more;
 .  Changes to a shareholder's record name;
 . Redemptions from an account for which the address or account registration has changed within the last 30 days;

 . Sending redemption and distribution proceeds to any person, address or financial institution account not on record;
 . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and
 . Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

The transfer agent reserves the right to require a signature guarantee on any redemptions.

REDEMPTION FEE. The Fund assesses a redemption fee of 1.00% of the current NAV of shares redeemed if the shares being sold were purchased within 180 days. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. For example, shares purchased on January 1 of any year will be subject to a 1.00% fee if they are redeemed before June 29 of that same year, and shares redeemed on or after June 29 of that same year will not be subject to any redemption fee. The Fund reserves the right to modify the terms of or terminate the fee at any time.

The redemption fee is waived for:

 . An account registered as either an Individual Retirement Account or a tax-qualified retirement plan on the books of the Fund's transfer agent or on the books of certain other third parties that are authorized agents of the Fund; and
 .  Shares purchased with reinvested capital gains or dividend distributions.

If you purchase shares through a broker-dealer or other financial intermediary who maintains your individual account on its books and an omnibus account with the Fund's transfer agent, your recordkeeper may not be able to apply the fee waiver in all of the circumstances discussed above. Before purchasing shares, please check with the Fund to determine if the fee waiver is available.

SMALL ACCOUNTS. If the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS. The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on two or more consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled.

RETIREMENT ACCOUNTS

The Fund offers Individual Retirement Accounts ("IRA"), including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

                               OTHER INFORMATION

DISTRIBUTIONS

Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to non-corporate U.S. Shareholders at a maximum Federal income tax rate of 15% (5% for non-corporate holders in lower tax brackets) through 2008. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder.


All Distributions reduce the NAV of the fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.


The sale or exchange of Fund shares is a taxable transaction for Federal income purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.


The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                             FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. Total return represents the rate an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all distributions. This information has been derived from the Fund's financial statements, which have been audited by Deloitte & Touche LLP ("Deloitte") for the years ended October 31, 2005, October 31,
2004, October 31, 2003, October 31, 2002, and October 31, 2001, and, by other independent auditors for the prior fiscal years. The Fund's financial statements and the report of Deloitte are included in the Fund's Annual Report dated October 31, 2005, which is available upon request, without charge.


                                                        YEAR ENDED OCTOBER 31,
                                                 2005      2004         2003        2002      2001
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share       $17.52       $15.17    $10.53      $16.63       $27.21
                                         -------      -------   -------      ------      -------
Investment Operations:
 Net investment (income) loss               0.03/(a)/   (0.13)    (0.01)      (0.17)       (0.25)
 Net realized and unrealized gain (loss)
   on investments                           2.15         2.47      4.65       (5.93)       (6.21)
                                         -------      -------   -------      ------      -------
Total from Investment Operations            2.18         2.34      4.64       (6.10)       (6.46)
                                         -------      -------   -------      ------      -------
Less Distributions:
 From net realized gain on investments         -            -         -           -        (4.13)
                                         -------      -------   -------      ------      -------
Redemption Fee/(a)/                         0.01         0.01         -/(b)/      -/(b)/    0.01
                                         -------      -------   -------      ------      -------
Ending Net Asset Value Per Share          $19.71       $17.52    $15.17      $10.53       $16.63
                                         =======      =======   =======      ======      =======
Total Return                               12.50%       15.49%    44.06%     (36.68)%     (25.38)%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at End of Period (000's
  omitted)                               $16,645      $16,121   $15,178      $9,635      $20,526
Ratios to Average Net Assets:
 Net expenses                               1.50%        1.50%     1.50%       1.50%        1.50%
 Gross expenses/(c)/                        2.19%        1.91%     2.45%       2.20%        1.94%
 Net investment income (loss)               0.13        (0.56)%   (0.20)%     (0.99)%      (1.26)%
Portfolio Turnover Rate                       95%         133%      116%        219%         113%


/(a)/Calculated using the average shares outstanding during the period.

/(b)/Less than $0.01 per share.
/(c)/The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or expense reimbursements.

                             FOR MORE INFORMATION

ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.

CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information, and discuss your questions about the Fund by contacting the Fund at:
Fountainhead Special Value Fund
P.O. Box 446
Portland, Maine 04112
(800) 868-9535 (toll free)

Copies of the Fund's SAI and annual/semi-annual reports are also available, free of charge, at www.kingadvisors.com.

SECURITIES AND EXCHANGE COMMISSION INFORMATION
You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: publicinfo@sec.gov

Fund information, including the annual/semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.

                   Investment Company Act File No. 811-03023




[LOGO]
KING

                        King Investment Advisors, Inc.